UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:
SEC 1913 (02-02)		Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

You May Vote Your Proxy When You View The
Material On The Internet. You Will Be Asked
AUTHENTIDATE	To Follow The Prompts To Vote Your Shares.
HOLDING CORP.
c/o Continental Proxy Services
1 State Street, New York, NY 10004
Authentidate Holding Corp.
2225 Centennial Drive
Gainesville, GA 30504

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
December 8, 2017

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2017 Annual Meeting of Stockholders of Authentidate Holding Corp. will be held at the company’s offices, located at 2225 Centennial Drive, Gainesville, GA 30504 on December 8, 2017, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of four (4) directors to our board of directors;

(2)	An advisory vote regarding the approval of compensation paid to our named executive officers;

(3)	Ratification of the appointment of Rosenberg, Rich, Baker, Berman & Company, as the company’s independent registered public accounting firm for the 2018 fiscal year; and

(4)	The transaction of other such business as may properly be brought before the meeting or any adjournment thereof

The Board of Directors recommends a vote “for” all the nominees for election to the board directors listed in the company’s 2017 Proxy Statement, and for Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you
access the above website. Follow
Directions to the Annual Meeting of Stockholders are available at	the prompts to vote your shares.
http://www.aeonglobalhealth.com/contact-us

CONTROL NUMBER

The Proxy Materials are available for review at:
http://www.cstproxy.com/authentidate/2017

Authentidate Holding Corp.

2225 Centennial Drive

Gainesville, GA 30504

Important Notice Regarding the Availability Of Proxy Materials For the Annual Stockholders Meeting to Be Held On December 8, 2017

This is not a ballot. You cannot use this notice to vote your shares.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 24, 2017 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/authentidate/2017

-	the Company’s Annual Report for the year ended June 30, 2017
-	the Company’s 2017 Proxy Statement.
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,
or
By logging on to http://www.cstproxy.com/authentidate/2017
or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.